UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2018

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Erie St., Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (617) 949-2680

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 21, 2018, the Audit Committee of the Board of Directors of Cue Biopharma, Inc. (the “Company”) dismissed Gumbiner Savett Inc. as the Company’s independent registered public accounting firm. The reports of Gumbiner Savett Inc. on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that Gumbiner Savett Inc.’s report on the Company’s financial statements for the year ended December 31, 2016 contained an explanatory paragraph stating that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the two most recent fiscal years and through June 21, 2018, there have been no disagreements with Gumbiner Savett Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gumbiner Savett Inc. would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years and through June 21, 2018, there were reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). As previously reported in the registration statement on Form S-1 for the Company’s initial public offering and in its Annual Report on Form 10-K for the year ended December 31, 2017, in connection with the audit of the Company’s financial statements as of and for the year ended December 31, 2016, the Company identified a material weakness in its internal control over financial reporting. The material weakness, which the Company has since remediated, related to a lack of effective controls to adequately restrict access and segregation of duties, specifically due to the limited number of staff in the Company’s accounting function.

The Company provided to Gumbiner Savett Inc. with the above disclosures and has requested that Gumbiner Savett Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 25, 2018, is filed as Exhibit 16 to this Current Report on Form 8-K.

On June 21, 2018, the Company’s Audit Committee approved the appointment of RSM US LLP as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2018. During the last two fiscal years and through June 21, 2018, the Company has not consulted with RSM US LLP regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion RSM US LLP might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

16	Letter from Gumbiner Savett Inc. to the Securities and Exchange Commission dated June 25, 2018, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: June 25, 2018	By:	/s/ Daniel R. Passeri
	Name:	Daniel R. Passeri
	Title:	Chief Executive Officer